Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information is presented as a result of the acquisition of the Fairmont Scottsdale Princess hotel and gives effect to the following transactions (a) the acquisition of an interest in two joint ventures which own the Chicago and Miami InterContinental hotels on April 1, 2005, (b) the acquisition of the Four Seasons Washington D.C. on March 1, 2006, (c) the acquisition of the Westin St. Francis San Francisco Hotel on June 1, 2006, (d) the acquisition of the Ritz-Carlton Laguna Niguel on July 7, 2006, (e) the acquisition of our joint venture partner’s 65% interest in the InterContinental Prague Hotel on August 3, 2006, (f) the acquisition of the Marriott London Grosvenor Square on August 31, 2006, (g) the acquisition of the Fairmont Scottsdale Princess on September 1, 2006, (h) the disposition of the Marriott Rancho Las Palmas Resort on July 14, 2006, (i) the disposition of the Burbank Airport Hilton & Convention Center on September 7, 2006 (j) a July 2006 mortgage loan, an August 2006 mortgage loan, and a September 2006 mortgage loan (k) our March 2005; January and May 2006 preferred stock offerings, and (l) our January and May 2006 common stock offerings.

The historical financial information as of June 30, 2006 and for the six months then ended has been derived from our unaudited financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006 and the historical financial information for the year ended December 31, 2005 has been derived from our audited financial statements included in our Annual Report on Form 10-K/A for the year ended December 31, 2005.

The unaudited pro forma balance sheet data as of June 30, 2006 is presented as if the transactions described above had occurred on June 30, 2006. The unaudited pro forma statement of operations data for the six months ended June 30, 2006 and for the year ended December 31, 2005 are presented as if the transactions described above had occurred on January 1, 2005.

The unaudited pro forma financial information is presented for informational purposes only and does not purport to represent what our results of operations would actually have been if the transactions had in fact occurred on the earlier date discussed above. It also does not project or forecast our consolidated results of operations for any future date or period.

Strategic Hotels & Resorts, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2006

(in thousands)

	Strategic Hotels & Resorts, Inc. Historical Consolidated	Previously Filed Pro Forma Information (1)	Strategic Hotels & Resorts, Inc. Pro Forma	Fairmont Scottsdale Princess Historical(2)	Pro Forma Adjustments		Strategic Hotels & Resorts, Inc. Pro Forma Consolidated
Assets
Property and equipment	$1,849,541	$447,215	$2,296,756	$297,364	$(297,364)	(3a)	$2,605,356
					308,600	(3b)
Less accumulated depreciation	(236,145)	(17,986)	(254,131)	(63,990)	63,990	(3a)	(254,131)

Net property and equipment	1,613,396	429,229	2,042,625	233,374	75,226		2,351,225

Goodwill	163,175	198,050	361,225	18,589	(18,589	)(3a)	411,544
					50,319	(3b)

Intangible assets	4,761	40,930	45,691		200	(3b)	45,891

Assets held for sale	46,602	(46,602)	—				—
Investment in joint ventures	89,247	(15,459)	73,788				73,788
Cash and cash equivalents	153,915	32,092	186,007	1,947	(1,671	)(3c)	185,001
					(1,282	)(3d)
					270,000	(3e)
					84,465	(3f)
					(354,465	)(3g)
Restricted cash and cash equivalents	22,257	7,253	29,510	1,929	(731	)(3c)	30,708
Accounts receivable, net	49,176	15,698	64,874	4,869	(4,208	)(3c)	65,535
Deferred financing costs, net	7,666	2,228	9,894		1,282	(3d)	11,176
Other assets	111,041	8,272	119,313	2,969	(833	)(3c)	121,449
Insurance recoveries receivable	12,702		12,702				12,702

Total assets	$2,273,938	$671,691	$2,945,629	$263,677	$99,713		$3,309,019

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and other debt payable	$699,413	$455,299	$1,154,712	$54,142	$(54,142	)(3h)	$1,424,712
					270,000	(3e)
Bank credit facility	—	95,139	95,139		84,465	(3f)	179,604
Liabilities of assets held for sale	18,508	(18,508)	—				—
Accounts payable and accrued expenses	135,967	48,158	184,125	14,726	(5,801	)(3c)	193,050
Distributions payable	19,115		19,115				19,115
Deferred gain on sale of hotels	106,574		106,574				106,574

Total liabilities	979,577	580,088	1,559,665	68,868	294,522		1,923,055
Minority interests in SHR’s operating partnership	13,289	1,290	14,579				14,579
Minority interests in consolidated affiliates	10,494	1,798	12,292				12,292

Shareholders’ equity:
8.5% Series A Cumulative Redeemable Preferred Shares	97,553		97,553				97,553
8.25% Series B Cumulative Redeemable Preferred Shares	110,878		110,878				110,878
8.25% Series C Cumulative Redeemable Preferred Shares	138,472		138,472				138,472
Common shares	753		753				753
Additional paid-in capital	1,220,689	(1,290)	1,219,399	194,809	(194,809	)(3a)	1,219,399
Accumulated deficit	(221,708)	89,805	(131,903)				(131,903)
Accumulated distributions	(93,996)		(93,996)				(93,996)
Accumulated other comprehensive income	17,937		17,937				17,937

Total shareholders’ equity	1,270,578	88,515	1,359,093	194,809	(194,809)		1,359,093

Total liabilities and shareholders’ equity	$2,273,938	$671,691	$2,945,629	$263,677	$99,713		$3,309,019

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2006

1.	Previously Filed Pro Forma Information – The pro forma adjustments filed on our November 14, 2006 Form 8-K/A were made to account for the following transactions:

a)	On August 31, 2006, we purchased the Marriott London Grosvenor Square hotel for £103.0 million ($192.0 million). We used mortgage debt proceeds and borrowings under our bank credit facility to acquire this property.

b)	On August 3, 2006 we acquired our joint venture partner’s 65% interest in the entity that owns the InterContinental Hotel in Prague, Czech Republic for $68.8 million plus assumed debt of $56.5 million. We used borrowings under our bank credit facility to acquire this property.

c)	On July 14, 2006 we sold the Marriott Rancho Las Palmas Resort for $56.0 million.

d)	On September 7, 2006 we sold the Burbank Airport Hilton & Convention Center for $125.0 million.

e)	On July 7, 2006 we purchased the Ritz-Carlton Laguna Niguel hotel for $330.0 million plus assumed debt of $8.6 million. We used cash on hand, which included proceeds raised from common and preferred stock offerings and mortgage debt proceeds described below to acquire this property.

f)	On July 6, 2006 we entered into a mortgage loan with Metropolitan Life Insurance Company. The principal amount of the loan is $220.0 million and the loan accrues interest at LIBOR plus 0.70%. The loan is secured by, among other things, the Westin St. Francis hotel. Proceeds from the loan were used to partially fund the acquisition of the Ritz-Carlton Laguna Niguel hotel.

2.	Historical Presentation Fairmont Scottsdale Princess – We made certain adjustments (reclassifications) to conform the historical balance sheet presentation included in Exhibit 99.1 in this Form 8-K/A to our historical consolidated balance sheet. The following reclassifications were made: inventories, prepaid expenses and other assets and other long-term assets were reclassified to other assets; escrow deposits were reclassified to restricted cash; accounts payable and accrued expenses, advance deposits, due to affiliates and other long-term liabilities were reclassified to accounts payable and accrued expenses; current portion of long-term debt and long-term debt were reclassified to mortgages and other debt payable; and partners’ capital was reclassified to additional paid in capital.

3.	Fairmont Scottsdale Princess Hotel Historical and Pro Forma Adjustments – On September 1, 2006, we purchased the Fairmont Scottsdale Princess hotel for $345.0 million and an adjacent 10-acre development parcel for $15.0 million. We used mortgage debt and borrowings under our bank credit facility to acquire this property.

The total pro forma consideration as shown in the table below is allocated to the assets and liabilities of the Fairmont Scottsdale Princess hotel as if the transaction had occurred on June 30, 2006.

(in thousands)
Total pro forma consideration:
Proceeds from bank credit facility	$84,465
Proceeds from mortgage loan	270,000

$354,465

Preliminary allocation of purchase price:
Fair value of property and equipment	$308,600
Goodwill	50,319
Intangible assets	200
Historical value of cash and cash equivalents acquired	276
Historical value of restricted cash and cash equivalents acquired	1,198
Historical value of accounts receivable acquired	661
Historical value of other assets acquired	2,136
Historical value of accounts payable and accrued expenses assumed	(8,925)

$354,465

The following pro forma adjustments were made to account for this acquisition:

a)	Reflects the elimination of the Fairmont Scottsdale Princess hotel’s historical account balances.

b)	Reflects the fair value of assets acquired.

c)	Reflects the net working capital proration adjustments, including the $1.7 million elimination of cash and cash equivalents not acquired in the transaction.

d)	Reflects the $1.3 million of deferred financing costs applicable to closing the mortgage loan agreement.

e)	Reflects the $270.0 million of mortgage loan proceeds.

f)	Reflects the $84.5 million of borrowings under the bank credit facility and cash paid to fund the transaction.

g)	Reflects the pro forma $354.5 million of cash paid to fund the transaction.

h)	Reflects the $54.1 million elimination of mortgage debt not assumed in the transaction.

Strategic Hotels & Resorts, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2006

(in thousands, except per share amounts)

	Strategic Hotels & Resorts, Inc. Historical Consolidated	Previously Filed Pro Forma Information (1)	Strategic Hotels & Resorts, Inc. Pro Forma	Fairmont Scottsdale Princess Historical (2)	Pro Forma Adjustments		Strategic Hotels & Resorts, Inc. Pro Forma Consolidated
Revenues:
Rooms	$159,419	$59,531	$218,950	$25,389	$—		$244,339
Food and beverage	96,468	40,464	136,932	22,636			159,568
Other hotel operating revenue	27,391	12,283	39,674	8,677			48,351

	283,278	112,278	395,556	56,702	—		452,258
Lease revenue	7,769		7,769				7,769

Total revenues	291,047	112,278	403,325	56,702	—		460,027

Operating Costs and Expenses:
Rooms	37,970	16,694	54,664	6,298			60,962
Food and beverage	66,142	30,512	96,654	12,060			108,714
Other departmental expenses	72,353	14,478	86,831	4,744			91,575
Management fees	9,093	5,524	14,617		2,960	(3a)	17,577
Other hotel expenses	18,281	18,737	37,018	16,111	(2,960	)(3a)	50,169
Lease expense	6,619		6,619	—			6,619
Depreciation and amortization	29,228	15,735	44,963	4,039	2,439	(3b)	51,441
Corporate expenses	12,589		12,589				12,589

Total operating costs and expenses	252,275	101,680	353,955	43,252	2,439		399,646

Operating income	38,772	10,598	49,370	13,450	(2,439)		60,381

Interest expense	(15,358)	(16,008)	(31,366)	(4,818)	(5,350	)(3c)	(41,662)
					(128	)(3d)

Interest income	2,476	82	2,558				2,558
Equity in losses of joint ventures	(947)	(180)	(1,127)				(1,127)
Gain on sale of assets	—	753	753				753
Other income, net	2,677	(2,184)	493				493

Income before income taxes and minority interest	27,620	(6,939)	20,681	8,632	(7,917)		21,396
Income tax expense	(2,871)	(756)	(3,627)				(3,627)
Minority interest expense in SHR’s operating partnership	(632)	240	(392)		(18	)(3e)	(410)
Minority interest expense in consolidated affiliates	(789)		(789)				(789)

Income from continuing operations	$23,328	$(7,455)	$15,873	$8,632	$(7,935)		$16,570

Income from continuing operations applicable to common shareholders per share:
Basic:	$0.23						$0.02 (4)
Diluted:	$0.23						$0.02 (4)

Notes to Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2006

1.	Previously Filed Pro Forma Information – The pro forma adjustments filed on our November 14, 2006 Form 8-K/A were made to account for the following transactions:

a)	On March 1, 2006 we purchased the Four Seasons Washington D.C. hotel. We used proceeds from common and preferred stock offerings to acquire this property.

b)	On June 1, 2006 we purchased the Westin St. Francis hotel. We used proceeds from common and preferred stock offerings to acquire this property.

c)	On September 7, 2006 we sold the Burbank Airport Hilton & Convention Center.

d)	On July 7, 2006 we purchased the Ritz-Carlton Laguna Niguel hotel. We used proceeds from common and preferred stock offerings and mortgage debt proceeds to acquire this property.

e)	On July 6, 2006 we entered into a mortgage loan with Metropolitan Life Insurance Company. The principal amount of the loan is $220.0 million and the loan accrues interest at LIBOR plus 0.70%. The loan is secured by, among other things, the Westin St. Francis hotel. Proceeds from the loan were used to partially fund the acquisition of the Ritz-Carlton Laguna Niguel.

f)	On August 3, 2006 we acquired our joint venture partner’s 65% interest in the entity that owns the InterContinental Prague Hotel in Prague, Czech Republic for $68.8 million plus assumed debt of $56.5 million. We used borrowings under our bank credit facility to acquire this property.

g)	On August 31, 2006, we purchased the Marriott London Grosvenor Square hotel for £103.0 million ($192.0 million). We used mortgage debt proceeds and borrowings under our bank credit facility to acquire this property.

2.	Historical Presentation Fairmont Scottsdale Princess – We made certain adjustments (reclassifications) to conform the historical statement of operations presentation included in Exhibit 99.1 in this Form 8-K/A to our historical consolidated statement of operations. These reclassifications combine the following expenses with other hotel expenses in our pro forma consolidated statement of operations: administrative and general; marketing; property operations, maintenance and energy; rent; property taxes; and other.

3.	Fairmont Scottsdale Princess Hotel Historical and Pro Forma Adjustments – On September 1, 2006, we purchased the Fairmont Scottsdale Princess hotel for $345.0 million and an adjacent 10-acre development parcel for $15.0 million. We used mortgage debt and borrowings on the bank credit facility to acquire this property. The following pro forma adjustments were made to account for this acquisition and minority interest for all pro forma activity:

a)	Reflects reclassification of $3.0 million from other hotel expenses to management fees.

b)	Reflects a $2.4 million incremental increase from historical depreciation and amortization expense, based on the carrying value of the acquired assets adjusted for purchase accounting.

c)	Reflects a $5.4 million incremental increase from the historical interest expense related to the $270.0 million mortgage debt and $84.5 million of borrowings under the bank credit facility. We used an average LIBOR rate of 4.9% plus the designated spreads to calculate interest expense for the variable rate debt.

d)	Reflects $0.1 million of amortization of deferred financing costs applicable to closing the mortgage loan agreement. Financing costs are amortized to interest expense over the life of the loan agreement (5 years) using the straight-line method, which approximates the effective interest method.

e)	Reflects the $0.02 million adjustment for minority interest to give effect to the weighted average 2.49% interest in the operating partnership owned by others.

4.	Income From Continuing Operations Applicable to Common Shareholders Per Share Calculation –The following table calculates the pro forma weighted average basic and diluted income from continuing operations applicable to common shareholders per share:

	(In thousands except per share amounts)
	Basic	Diluted
Historical basic and diluted weighted average shares outstanding for the six months ended June 30, 2006	60,750	60,950
Pro forma impact of common stock offerings	14,030	14,030

Pro forma basic and diluted weighted average shares outstanding for the six months ended June 30, 2006	74,780	74,980

Pro forma income from continuing operations for the six months ended June 30, 2006	$16,570	$16,570
Historical preferred shareholder dividends	(9,620)	(9,620)
Pro forma Series B Preferred shareholder dividend	(791)	(791)
Pro forma Series C Preferred shareholder dividend	(4,513)	(4,513)

Pro forma income from continuing operations applicable to common shareholders for the six months ended June 30, 2006	$1,646	$1,646

Pro forma income from continuing operations applicable to common shareholders per share for the six months ended June 30, 2006 – basic and diluted	$0.02	$0.02

Strategic Hotels & Resorts, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

(in thousands, except per share amounts)

	Strategic Hotels & Resorts, Inc. Historical Consolidated	Previously Filed Pro Forma Information (1)	Strategic Hotels & Resorts, Inc. Pro Forma	Fairmont Scottsdale Princess Historical (2)	Pro Forma Adjustments		Strategic Hotels & Resorts, Inc. Pro Forma Consolidated
Revenues:
Rooms	$257,628	$124,790	$382,418	$39,024	$—		$421,442
Food and beverage	164,838	81,286	246,124	36,146			282,270
Other hotel operating revenue	53,492	25,244	78,736	15,938			94,674

	475,958	231,320	707,278	91,108	—		798,386
Lease revenue	16,787		16,787	—			16,787

Total revenues	492,745	231,320	724,065	91,108	—		815,173

Operating Costs and Expenses:
Rooms	62,730	37,632	100,362	11,366			111,728
Food and beverage	116,493	63,495	179,988	21,682			201,670
Other departmental expenses	136,559	20,660	157,219	9,478			166,697
Management fees	15,033	12,813	27,846		3,978	(3a)	31,824
Other hotel expenses	29,089	52,682	81,771	27,708	(3,978	)(3a)	105,501
Lease expense	13,178		13,178				13,178
Depreciation and amortization	49,824	37,716	87,540	8,856	4,099	(3b)	100,495
Corporate expenses	21,023		21,023				21,023

Total operating costs and expenses	443,929	224,998	668,927	79,090	4,099		752,116

Operating income	48,816	6,322	55,138	12,018	(4,099)		63,057

Interest expense	(36,142)	(25,009)	(61,151)	(3,128)	(12,037	)(3c)	(76,572)
					(256	)(3d)
Interest income	2,117	(33)	2,084				2,084
Gain on sale of assets	—	356	356				356
Loss on early extinguishment of debt	(7,572)	1,032	(6,540)				(6,540)
Other income, net	8,359	2,919	11,278				11,278

Income before income taxes and minority interest	15,578	(14,413)	1,165	8,890	(16,392)		(6,337)
Income tax expense	(1,298)	(2,795)	(4,093)				(4,093)
Minority interests	(3,508)	2,835	(673)		1,009	(3e)	336

Income (loss) from continuing operations	$10,772	$(14,373)	$(3,601)	$8,890	$(15,383)		$(10,094)

Income (loss) from continuing operations applicable to common shareholders per share:
Basic:	$0.11						$(0.67	)(4)
Diluted:	$0.11						$(0.67	)(4)

Notes to Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

1.	Previously Filed Pro Forma Information – The pro forma adjustments filed on our November 14, 2006 Form 8-K/A were made to account for the following transactions:

a)	We entered into partnership agreements with InterContinental Hotels Group (the Ventures) and on April 1, 2005 we purchased an 85% controlling interest in the Ventures which own the InterContinental hotels in Chicago and Miami. In connection with this transaction, the Ventures obtained $202.0 million of debt financing.

b)	On March 1, 2006 we purchased the Four Seasons Washington D.C. hotel. We used proceeds from common and preferred stock offerings to acquire this property.

c)	On June 1, 2006 we purchased the Westin St. Francis hotel. We used proceeds from common and preferred stock offerings to acquire this property.

d)	On July 14, 2006 we sold the Marriott Rancho Las Palmas Resort.

e)	On September 7, 2006 we sold the Burbank Airport Hilton & Convention Center.

f)	On July 7, 2006 we purchased the Ritz-Carlton Laguna Niguel hotel. We used proceeds from common and preferred stock offerings and mortgage debt proceeds to acquire this property.

g)	On July 6, 2006 we entered into a mortgage loan with Metropolitan Life Insurance Company. The principal amount of the loan is $220.0 million and the loan accrues interest at LIBOR plus 0.70%. The loan is secured by, among other things, the Westin St. Francis hotel. Proceeds from the loan were used to partially fund the acquisition of the Ritz-Carlton Laguna Niguel.

h)	On August 3, 2006 we acquired our joint venture partner’s 65% interest in the entity that owns the InterContinental Prague Hotel in Prague, Czech Republic for $68.8 million plus assumed debt of $56.5 million. We used borrowings under our bank credit facility to acquire this property.

i)	On August 31, 2006, we purchased the Marriott London Grosvenor Square hotel for £103.0 million ($192.0 million). We used mortgage debt proceeds and borrowings under our bank credit facility to acquire this property.

2.	Historical Presentation Fairmont Scottsdale Princess – We made certain adjustments (reclassifications) to conform the historical statement of operations presentation included in Exhibit 99.1 in this Form 8-K/A to our historical consolidated statement of operations. These reclassifications combine the following expenses with other hotel expenses in our pro forma consolidated statement of operations: administrative and general; marketing; property operations, maintenance and energy; rent; property taxes; and other.

3.	Fairmont Scottsdale Princess Hotel Historical and Pro Forma Adjustments - On September 1, 2006, we purchased the Fairmont Scottsdale Princess hotel for $345.0 million and an adjacent 10-acre development parcel for $15.0 million. We used mortgage debt and borrowings on the bank credit facility to acquire this property. The following pro forma adjustments were made to account for this acquisition and minority interest for all pro forma activity:

a)	Reflects reclassification of $4.0 million from other hotel expenses to management fees.

b)	Reflects a $4.1 million incremental increase from historical depreciation and amortization expense, based on the carrying value of the acquired assets adjusted for purchase accounting.

c)	Reflects a $12.0 million incremental increase from the historical interest expense related to the $270.0 million mortgage debt and $84.5 million of borrowings under the bank credit facility. We used an average LIBOR rate of 3.5% plus the designated spreads to calculate interest expense for the variable rate debt.

d)	Reflects $0.3 million of amortization of deferred financing costs applicable to closing the mortgage loan agreement. Financing costs are amortized to interest expense over the life of the loan agreement (5-years) using the straight-line method, which approximates the effective interest method.

e)	Reflects the $1.0 million adjustment for minority interest to give effect to the weighted average 13.45% interest in the operating partnership owned by others.

4.	Loss From Continuing Operations Applicable to Common Shareholders Per Share Calculation –The following table calculates the pro forma weighted average basic and diluted loss from continuing operations applicable to common shareholders per share:

	(In thousands except per share amounts)
	Basic	Diluted
Historical basic and diluted weighted average shares outstanding for the year ended December 31, 2005	35,376	35,577
Pro forma impact of common stock offerings	24,100	24,100
Restricted stock units no longer dilutive under pro forma loss from continuing operations	—	(201)

Pro forma basic and diluted weighted average shares outstanding for the year ended December 31, 2005	59,476	59,476

Pro forma loss from continuing operations for the year ended December 31, 2005	$(10,094)	$(10,094)
Historical preferred shareholder dividends	(6,753)	(6,753)
Pro forma Series A Preferred shareholder dividend	(1,747)	(1,747)
Pro forma Series B Preferred shareholder dividend	(9,488)	(9,488)
Pro forma Series C Preferred shareholder dividend	(11,859)	(11,859)

Pro forma loss from continuing operations applicable to common shareholders for the year ended December 31, 2005	$(39,941)	$(39,941)

Pro forma loss from continuing operations applicable to common shareholders per share for the year ended December 31, 2005 – basic and diluted	$(0.67)	$(0.67)